                               SECOND AMENDMENT TO

                           REVOLVING CREDIT, TERM LOAN

                                       AND

                               SECURITY AGREEMENT

                                  BY AND AMONG

                         PNC BANK, NATIONAL ASSOCIATION
              (AS LENDER, ADMINISTRATIVE AGENT AND LEAD ARRANGER),

                               JPMORGAN CHASE BANK
                       (AS LENDER AND SYNDICATION AGENT),

                                  THE LENDERS,

                                       AND

                                  LESCO, INC.;
                              LESCO SERVICES, INC.;
                            LESCO TECHNOLOGIES, LLC;
                                       AND
                        AIM LAWN & GARDEN PRODUCTS, INC.;
                                   (BORROWERS)





                                February 7, 2002

                      SECOND AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Amendment") dated as of February ___, 2002, by and among LESCO, INC., a corporation organized under the laws of the State of Ohio ("LESCO"), LESCO SERVICES, INC., a corporation organized under the laws of the State of Ohio ("LSI"), LESCO TECHNOLOGIES, LLC, a limited liability company organized under the laws of the State of Nevada ("Technologies"), and AIM LAWN & GARDEN PRODUCTS, INC., a corporation organized under the laws of the State of Ohio ("AIM"), each a "Borrower" and collectively "Borrowers"), the financial institutions which are a party hereto (collectively, the "Lenders" and individually a "Lender"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as administrative agent for Lenders (PNC, in such capacity, the "Agent"), and JPMORGAN CHASE BANK ("JPMorgan Chase"), as syndication agent for the Lenders (JPMorgan Chase, in such capacity, the "Syndication Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Syndication Agent are parties to that certain Revolving Credit, Term Loan and Security Agreement dated as of January 14, 2002, as amended by a First Amendment thereto dated as of February 7, 2002 (collectively, the "Agreement").

         WHEREAS, the parties hereto desire to amend the terms of the Agreement as provided for herein.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. Section 7.11 is hereby amended and restated in its entirety as follows:

         "7.11 LEASES. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $24,000,000 in any one fiscal year in the aggregate for all Borrowers."

         2. FORCE AND EFFECT. Each Lender and each Borrower reconfirms and ratifies the Agreement and all Other Documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment, and each Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

         3. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

         4. COUNTERPARTS; EFFECTIVE DATE. This Amendment may be signed by telecopy or original in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective as of the date first above written upon its execution and delivery by the Borrowers and the Required Lenders.


                            [SIGNATURE PAGES FOLLOW]

                  [SIGNATURE PAGE 1 OF 7 TO SECOND AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.



                                    LESCO, INC.

                                    By:____________________________(SEAL)
                                    Name:________________________________
                                    Title:_________________________________



                                    LESCO SERVICES, INC.

                                    By:____________________________(SEAL)
                                    Name:________________________________
                                    Title:_________________________________



                                    LESCO TECHNOLOGIES, LLC
                                    By ________________________, its Manager
                                    By:____________________________(SEAL)
                                    Name:________________________________
                                    Title:_________________________________



                                    AIM LAWN & GARDEN PRODUCTS, INC.

                                    By:____________________________(SEAL)
                                    Name:________________________________
                                    Title:_________________________________

                  [SIGNATURE PAGE 2 OF 7 TO SECOND AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]




                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    a Lender and as Administrative Agent

                                    By:___________________________________
                                    Name:________________________________
                                    Title:_________________________________

                  [SIGNATURE PAGE 3 OF 7 TO SECOND AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]




                                    JPMORGAN CHASE BANK, as a Lender and as
                                    Syndication Agent

                                    By:___________________________________
                                    Name:________________________________
                                    Title:_________________________________

                  [SIGNATURE PAGE 4 OF 7 TO SECOND AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                    COMERICA BANK


                                    By: ______________________________
                                    Name: ___________________________
                                    Title: ____________________________

                  [SIGNATURE PAGE 5 OF 7 TO SECOND AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                    U.S. BANK NATIONAL ASSOCIATION


                                    By: ______________________________
                                    Name: ___________________________
                                    Title: ____________________________

                  [SIGNATURE PAGE 6 OF 7 TO SECOND AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By: ______________________________
                                    Name: ___________________________
                                    Title: ____________________________

                  [SIGNATURE PAGE 7 OF 7 TO SECOND AMENDMENT TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]



                                    LASALLE BUSINESS CREDIT, INC.


                                    By: ______________________________
                                    Name: ___________________________
                                    Title: ____________________________